Exhibit 10.2
                                                        Conformed Copy


                         REGISTRATION RIGHTS AGREEMENT



                               Dated May 25, 2001



                                     between



                      UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                       and



                             LIBERTY-BELMARKEN, INC.

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                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated May 25, 2001 (this "Agreement"),
between   United   Pan-Europe    Communications   N.V.   (the   "Company")   and
Liberty-Belmarken, Inc. ("Liberty").


         The parties hereto agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Commission" means the Securities and Exchange Commission of the United States and any successor federal agency having similar powers.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time during the term hereof.

         "Holder" means Liberty and other Persons who acquire Registrable Securities from time to time (including any successors and assigns), for so long as such person own any Registrable Securities.

         "Liberty" has the meaning assigned to it in the preamble.

         "Loan" means the loan advanced under the Loan Agreement.

         "Loan Agreement" means the loan agreement dated as of May 15, 2001 by and among Belmarken Holding B.V. and the Company, as Obligors, UPC Internet Holding B.V., as Guarantor, and Liberty, as Lender.

         "Ordinary Shares" means the ordinary shares A of the Company, issued in the form of ordinary shares or American Depositary Shares.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government (or any agency or political subdivision thereof) or other legal entity.

         "Public Offering" means a public offering of Ordinary Shares of the Company.

         "Registrable Securities" means the Ordinary Shares issued by the Company to Liberty or any other Holder upon exchange of the Loan for Ordinary Shares pursuant to the terms set forth in Article IV of the Loan Agreement. As


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to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 under the Securities Act, (iii) they shall be freely saleable without restriction under Rule 144(k), (iv) such securities shall have been otherwise transferred or disposed of, and subsequent transfer or disposition of such securities shall not require their registration or qualification under the Securities Act or any similar state law then in force or
(v) such securities shall have ceased to be outstanding.

         "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation,
(i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or with The Nasdaq Stock Market pursuant to clause (vii) of Section 4, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

         "Registration Request" has the meaning assigned to it in Section 2(a).

         "Registration Statement" has the meaning assigned to it in Section
2(a).

         "Requesting Holder" has the meaning assigned to it in Section 2(a).

         "Requesting 10% Holder" has the meaning assigned to it in Section 6.

         "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time during the term hereof.

         "Selling Investor" has the meaning assigned to it in Section 2(b).

         "Shareholder" means each Person (other than the Holders) that beneficially own Ordinary Shares.

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         2.       Registration on Request.

         (a) If after the date of this Agreement the Company shall receive written notice (a "Registration Request") from any Holder (the "Requesting Holder") in accordance with Section 2(c), then the Company shall promptly, but in no event more than 10 days following the receipt of such request, deliver to all Holders and Shareholders with registration rights written notice of its intention to file a registration statement under the Securities Act pursuant to such Registration Request and specify the manner of sale requested by the Requesting Holder pursuant to Section 2(b) and the number of Ordinary Shares proposed to be included in the registration by the Company and the Requesting Holder.

         In the case of each Registration Request:

         (i) the Company shall, within the time period specified in Section 2(b) below, prepare, file and use its best efforts to cause to become effective as promptly as practicable a registration statement under the Securities Act relating to the Registrable Securities specified in the Registration Request and the Registrable Securities, if any, specified by each other Holder or Shareholder who notifies the Company in writing within 15 days of the notice from the Company of the Company's intention to file a registration statement pursuant to this Section 2(a) of its determination to have a specified number of Ordinary Shares included in the registration statement (together, for purposes of this Section 2, the "Relevant Securities");

         (ii) the Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Relevant Securities covered by such registration statement; and

         (iii) the Company shall keep such registration statement current and effective for such time not exceeding six months, for the purpose of selling or disposing of such Relevant Securities.

         (b) The Company shall be obligated to file such registration statement as promptly as practicable, but in any event within 60 days after receipt of a Registration Request; provided, however, that, (i) if the Board of Management determines, in its good faith judgment, that the registration and offering otherwise required by this Section 2 would have an adverse effect on a then contemplated public offering of the Company's equity securities, the Company may postpone the filing of a registration statement required by this Section 2, during the period starting with the 30th day immediately preceding the date of the anticipated filing of, and ending on a date 135 days following the effective date of, the registration statement relating to such other public offering and
(ii) if the Company has pending or in process a material transaction, the disclosure of which could, in the good faith judgment of the Board, reasonably be expected to materially and adversely affect the Company, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 2 for up to 90 days; provided, that the Company shall at all times in good faith use its best efforts to cause any registration statement required by this Section 2 to be filed as soon as possible. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 2 written notice of any postponement made in accordance with the


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preceding sentence. If the Company gives the Holders such a notice, the Holders shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of this
Section 2.

         (c) A Registration Request may be made by any Holder at any time after such Holder acquires Registrable Securities; provided however, no Holder shall be entitled to submit a Registration Request until 6 months after the closing of any Public Offering relating to a Registration Request under this Section 2 and no Registration Request may be made by a Holder during the pendency of a Registration.

         Notwithstanding anything contained herein to the contrary, (i) unless the aggregate requests by the Holder or Holders for such registration cover at least 10% of the number of Registrable Securities held by Holder on the date of this Agreement (as such number may be adjusted for stock splits, combinations and similar events); (ii) each Holder shall be entitled to make a total of six separate Registration Requests on forms other than a Form S-3, provided that each Holder may make an unlimited number of Registration Requests on Form S-3; and (iii) the Holders in any offering by majority vote based on the number of Ordinary Shares to be offered, shall be entitled to appoint the underwriters and to designate their respective roles in any offering under this Section 2 as well as to approve the syndicate structure for any such offering, in each case with the approval of the Company, such approval not to be unreasonably withheld.

         No registration requested pursuant to this Section 2 shall be deemed to have been effected for purposes of this Section 2(c) unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in Section 2(a)(iii), and (iii) the offering of the Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission.

         (d) The Company will pay all Registration Expenses in connection with the registration of Registrable Securities effected by it pursuant to this
Section 2.

         (e) If the managing underwriter of a Public Offering to be made under this Section 2 should recommend that the number of Registrable Securities to be included in such offering would be likely to have an adverse effect on the offering, after the exclusion of all securities by Shareholders that are not a party to this Agreement, then the Holders shall reduce the Registrable Securities to be included in the offering on a pro rata basis based on the total number of Registrable Securities requested by each Holder to be included therein.

         Notwithstanding anything contained herein to the contrary, if a determination is made under this Section 2(e), the effect of which is to limit the number of Registrable Securities to be included in an offering by any Holder, such Holder will not be deemed to have made a Registration Request.

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         3.       Incidental Registration.

         (a) If the Company at any time after the date of this Agreement proposes to register any of its securities under the Act (other than pursuant to Section 2 above), whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice promptly (and in no event less than 30 days prior to the proposed filing or offering date) to the Holders of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of any Holder delivered to the Company within 20 days after any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all of the Registrable Securities which the Company has been so requested to register by the Holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (i) in the case of a primary offering of its securities, if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement or listing particulars filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders proposing to sell Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in Section 3(c)), without prejudice, however, to the rights, if any, of any one or more holders to request that such registration be effected as a registration under
         Section 2 above;

                  (ii) if (A) the Company has filed a registration statement covering the sale for its own account of its own securities to underwriters for the purpose of making a Public Offering of Ordinary Shares and Registrable Securities are to be included therein pursuant to the provisions of this Section 3, (B) in the judgment of the managing underwriter or underwriters of the proposed Public Offering of such securities, the total amount of such securities to be so registered, including such Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed without materially and adversely affecting such Public Offering, and (C) notification of such determination is given to the Holders proposing to sell Registrable Securities prior to the effective date of such registration statement, then the Company shall be entitled to reduce the number of Registrable Securities proposed to be sold by the Holders in such offering. Such reduction shall be allocated to the Holders pro rata based on the number of Registrable Securities proposed to be included; and

                  (iii) the Company shall be entitled to appoint the underwriters and to designate their respective roles in any offering under this Section 3 as well as to approve the syndicate structure for any such offering.

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         (b) The Company shall not be obligated to effect any registration of
Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans, retirement plans or stock option or other employee benefit plans.

         (c) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

         4.       Related Provisions.

         (a) In connection with any registration of Registrable Securities pursuant to Section 2 or 3, the Company will:

                  (i) furnish to each seller of Registrable Securities such number of conformed copies of the registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in the registration statement (including each preliminary prospectus and any summary prospectus), in conformity with applicable registration requirements, any documents incorporated by reference in the registration statement or prospectus, such number of copies of the listing particulars, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

                  (ii) after the filing of the registration statement, promptly notify each Selling Investor covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (iii) use its best efforts to register or qualify all Registrable Securities and other securities covered by the registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdiction of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process of any such jurisdiction;

                  (iv) promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under applicable regulation, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller or holder prepare and furnish to such seller and holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable


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         Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (v) enter into customary agreements (including, if the method of distribution is by means of an underwriting, an underwriting agreement in customary form in accordance with Section 4(b)) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

                  (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but in no event more than eighteen months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Act and rules and regulations promulgated thereunder; and

                  (vii) use its best efforts (A) to list the Registrable Securities on each securities exchange on which Ordinary Shares are then listed and to be on or to remain listed on, (B) to assist the Holder to prepare and distribute the U.S. prospectus and whichever other documents may be required, as soon as practicable and (C) to provide a transfer agent and registration for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                  (viii) before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to the Holders and to one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed (including, if requested, all documents to be incorporated by reference in such registration statement, prospectus, amendment or supplement), which documents will be subject to the review of such counsel and the Company shall not file any registration or amendment or supplement thereto (excluding any document incorporated by reference in such registration statement, prospectus, amendment or supplement) if the Holders' counsel shall reasonably object, in writing, on a timely basis as to a matter affecting the liability of any Holder or the rights of the Holders under this Agreement; provided, that any such objecting party and the Company shall use their good faith efforts to resolve such party's objections on a basis reasonably satisfactory for such party and the Company which will permit such filing; provided, further, that nothing in this clause (viii) shall be construed to require the consent of any Holder or its counsel to the filing of any document incorporated by reference in any registration statement, prospectus, amendment or supplement;

                  (ix) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may


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         be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (x) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request; and

                  (xi) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by the attorney acting on behalf of the Holders as provided in Section 1 or representing any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and pertinent to the disclosure, requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required by law or by any regulatory agency in connection therewith.

         (b) If requested by the underwriters for any offering pursuant to a registration requested under Section 2, above, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, agreements to indemnify and to contribute to the effect and to the extent provided in Sections 7 and 8, respectively,

         (c) If the Company at any time proposes to register any of its securities in the United States (other than pursuant to a request made under Section 2 above), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will make reasonable efforts, if requested by any Selling Investor, to arrange for such underwriters to include such Registrable Securities among those securities to be distributed by or through such underwriters; provided, however, that for purposes of this sentence, reasonable efforts shall not require the Company or any other seller of the securities proposed to be distributed by or through such underwriters to reduce the amount or net sale price of such securities proposed to be so distributed. The Holders of the Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all of its Registrable Securities by written notice to the


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Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.

         (d) In the case of any registration pursuant to Section 2 or 3 which shall be in connection with an underwritten public offering, the Company and each Holder of Registrable Securities agrees, if so required by the managing underwriter or underwriters, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering):

                  (i) within 30 days prior to the scheduled effective date of such registration statement, as notified by the Company, or

                  (ii) thereafter until 180 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration statement.

         (e) For so long as the Ordinary Shares are registered under the Exchange Act, the Company covenants and agrees to timely file all reports and other information required to be filed by Section 13 or 15(d) under the Exchange Act and to take such further actions as any Holder may reasonable request, to the extent required from time to time to enable any Holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon any Holder's request, the Company will deliver to such Holder a written statement as to whether it has complied with such reporting requirements.

         5.       Preparation; Reasonable Investigation.

         In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give each Holder and its underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Act.

         6.       Rights of Certain Requesting Holders.

         The Company will not file any registration statement under the Securities Act unless it shall first have given to each Holder that owns Ordinary Shares constituting 10% or more of the Ordinary Shares at the time outstanding or is otherwise deemed to be a control person under the Securities Act at least 30 days' prior written notice thereof and, if so requested by any such Holder within 30 days after such notice, each such Holder shall have the right, at any time when, in the reasonable judgment of such Holder, such Holder is or might be deemed to be a controlling person of the Company within the meaning of the Securities Act (a "Requesting 10% Holder"), (a) to participate in


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the preparation and filing of each such registration statement to the extent provided in this Agreement; (b) to receive the documents specified in Sections 4(a)(i) and (iv) and the notice specified in Section 4(a)(iv), and to make the requests specified in Sections 4(a)(i) and (v); and (c) to retain counsel to assist such Requesting 10% Holder or Holders in such participation. If any such registration statement refers to any Requesting 10% Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right (in addition to any other rights it may have under this Section 6) to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

         7.       Indemnification.

         (a) In the event of any registration of securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Section 2 or 3 above, the seller of any Registrable Securities covered by such registration statement, its directors and officers, each underwriter of such securities, each officer and director of each such underwriter, each Person who participates as an underwriter in the offering or sale of such securities, their respective officers, directors, partners, agents, employees and controlling persons, including each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any Requesting Holder, its directors and officers and each other Person, if any, who controls such Requesting Holder or Holders, as a group, within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller, underwriter or Requesting Holder or any such director, officer, participating Person or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceeding in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any statement incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (z) the failure of the Company to comply with applicable law or the breach by the Company of this Agreement, and the Company will reimburse such seller, underwriter and Requesting Holder and each such director, officer, participating Person and controlling Person for any legal or any other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller, underwriter or Requesting Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on


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

behalf of such seller, underwriter, Requesting Holder or any such director, officer, participating Person or controlling Person and shall survive the transfer of such securities by such seller.

         (b) The Company may require that, as a condition to including any Registrable Securities in any registration statement (the "Filing"), the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a), above) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, any amendment or supplement thereto, or the Filing, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, Filing, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7 such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7 or relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, then, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such actions after assumption of the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         (d) Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         8.       Contribution.

         If the indemnification provided for in Section 7 above is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Investors on the one hand and the underwriters, if any, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Investors on the one hand and the underwriters on the other from the offering of the Ordinary Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Investors on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Investor in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Investors on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Investors bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Investors on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Investors or by the underwriters. The relative fault of the Company on the one hand and of each Selling Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Selling Investors agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Ordinary Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Investor shall be required to contribute any amount in excess of the amount by which the total price at which the Ordinary Shares of such Selling Investor were offered to the public exceeds the amount of any damages which such Selling Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Investor's obligations to contribute pursuant to this Section 8 are several in proportion to the proceeds of the offering received by such Selling Investor bears to the total proceeds of the offering received by all the Selling Investors and not joint.

         9.       Transfer of Registration Rights.

         The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred (a) without the prior written consent of the Company (i) by any Holder to one or more of its direct or indirect subsidiaries, parents or affiliates (ii) among such subsidiaries, parents or affiliates and (iii) by any of such subsidiaries, parents or affiliates to such Holder, and (b) with the consent of the Company, such consent not to be unreasonably withheld, to any other person. No transfer of Registrable Securities shall cause such Registrable Securities to lose such status.

         10.      Miscellaneous.

         (a) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under, or by reason of, this Agreement.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Holders agree to the same in writing. In the case of any new Holder becoming a party hereto after the date hereof, no amendment of this Agreement may be made that adversely affects the rights of existing Holders at the time the new Person becomes a Holder hereunder.

         (c) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (d) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (e) Governing Law. This Agreement shall be governed by the laws of the State of New York.

         (f) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               UNITED PAN-EUROPE COMMUNICATIONS N.V.


                                        By /s/   Jeremy Evans
                                           -----------------------------------
                                        Name:  Jeremy Evans
                                        Title: Attorney-in-Fact


                               Address for Notices:

                                        Boeing Avenue 53
                                        1119 PE Schiphol Rijk
                                        Postbus 74763
                                        1070 BT Amsterdam
                                        The Netherlands
                                        Telecopier: +31-20-778 9841
                                        Attention:  Chief Financial Officer and
                                                    General Counsel

                               with a copy to:

                                        Holme Roberts &Owen
                                        Heathcoat House
                                        20 Savile Row
                                        London W1X 1AE
                                        Telecopier:  +44-20 7287 9344
                                        Attention:  Paul G. Thompson

                               LIBERTY-BELMARKEN, INC.


                                        By /s/   David J.A. Flowers
                                                --------------------------------
                                             Name:  David J.A. Flowers
                                             Title: Senior Vice President and
                                                    Treasurer



                               Address for Notices:

                                        9197 South Peoria St.
                                        Englewood, CO  80112
                                        Telecopier:  720-875-5915
                                        Attention:  Neal Dermer
                                                    Assistant Treasurer


                               With a copy to:

                                        Baker Botts L.L.P.
                                        One Shell Plaza
                                        910 Louisiana
                                        Houston, Texas 77002
                                        Telecopier:  (713)229-1522
                                        Attention:  Joseph Cialone